1 2023 J.P. Morgan Auto Conference

Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "outlook," "guidance" the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; our ability to raise financing in the future; our ability to retain or recruit, or changes required in, our officers, key employees or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries. Additional information on potential factors that could affect the financial results of Hyzon and its forward-looking statements is included in the "Risk Factors" section of Hyzon's Annual Report on Form 10-K for the year ended December 31, 2022, Hyzon's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein. 2

Q2 2023 At a Glance 1. These measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate in the same fashion. For reconciliations to the most comparable GAAP measures, see "Q2 2023 EBITDA and Adjusted EBITDA” in this presentation 2. Does not include the impact of any potential SEC settlements 3 • Deployed ten FCEVs under commercial agreements and collected $2.9 million in cash year-to-date • U.S. 110kW truck program moves from prototype to production • Completed 15 vehicle trials in North America since inception in March 2022 • Five 110kW FCEV truck order from Performance Food Group ("PFG") to be delivered in late 2023 • Successfully completed six single-stack 200kW Fuel Cell System ("FCS") B-samples in the second quarter in addition to three completed in the first quarter of 2023 • Appointed Matthew Foulston, an accomplished finance executive, to the Board of Directors • Continue to seek the right opportunities to improve liquidity, minimizing dilution and maximizing value to our shareholders Business Highlights Financial Highlights and Guidance Q2 2023 Financial Highlights In $ thousands, except per share amounts Operating Loss $(64,105) Net Loss Attributable to Hyzon (60,248) Loss Per Share (Basic & Diluted) (0.25) Cash & Equivalents + ST Investments (6/30/23) 172,415 EBITDA1 (59,448) Adjusted EBITDA1 (33,002) Guidance & Outlook In $ millions 2H 2023 Cash Burn $65-$73 Target FY2024 Cash Burn2 $110-$120

Business Highlights & Strategic Path Forward

Hyzon Motors at a Glance Note: Company logos are trademarked images of the respective firms. 1.Patent counts are totals of exclusively and jointly owned, both granted and filed / pending 5 Fuel Cell Technology Leader, Driving “Early Mover” Commercialization of Heavy-Duty FCEV Trucks 157 Total patents granted and filed/pending1 4.5 kW/L Current generation power-density of PEM fuel cell stacks 200 kW Net fuel cell single stack system in on-road testing U.S. Based Proprietary fuel cell technology and 200 kW FCS Repowered fuel cell trucks Hydrogen relationships and investments

# Hyzon's IP and Design in the Single Stack 200kW FCS Provides Significant Advantages over Two ~100 kW FCS Deployments

## Advantages of Hyzon's 200 kW single fuel cell system IP and benefits vs. two ~100 kW fuel cell systems

**1 — 7-layer MEA**
- Innovative MEA design increases the robustness, performance and durability
- Exclusively own 20 US and international patent applications on MEA

**2 — Hybrid BPP**
- Patented hybrid bipolar plate (graphite and metallic)
- Combined advantages of graphite and metallic plates
- Enables much larger cell size
- Improved heat distribution & water management
- Suitable for heavy-duty applications

**3 — Single stack**
- More individual fuel cells than typical industry fuel cell stacks
- Integrated design eliminating external connectors and cables

**4 — Roadmap**
- Adhering to robust engineering testing and standards
- DVP&R ongoing
- 25 200kW fuel cells are being made
- Continuous manufacturing upgrade



Fuel Cell Sta

**Hyzon's single stack 200 kW FCS shows significant benefits vs. traditional approach of two ~100 kW fuel cells**

**-30%**

**Lower volume**

**-25%**

**Lower total FCS cost in truck BOM (200 kW vs. 2x~100 kW)**

**-30%**

**Less total FCS weight vs. 2 systems**

**+20%**

**Improved miles per kg H2 vs. 120 kW FC truck[1]**

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

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# On Track to Driving Hyzon's Single Stack 200kW FCS Technology to Commercialization

## 200 kW FCS Major Milestones: Start-of-Production and Durability

**1H 2023**

- ✓ 200kW FCS A-Samples produced and tested
- ✓ 3x 200kW FCS B1 Samples produced and tested
- ✓ Design Verification Plan (DVP)
- ✓ 6x 200kW FCS B2 Samples produced and tested

**2H 2023**

- Manufacture and test 16x 200kW FCS B2 and C samples
- Design Verification Plan and Report (DVP&R)
- Short stack durability (Accelerated Stress Testing – AST & Load Cycle Testing – LCT)

**1H 2024**

- 200kW FCS durability with simulated vehicle drive cycles
- In-vehicle on-road 200kW FCS validation tests

**2H 2024**



- Pre-production declared
- Process Verification Plan and Report (PVP&R)
- Start of Production (SOP)

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Third Party Assembly Model Drives Cost & Capital Efficiency Combined with Subassembly- Driven Modular Design • Subassembly Build • System Validation • Scalable Production • U.S. (Third party contract assembly) • Europe (Evaluating 3rd party contract assemblers) • ANZ (In-house) • Demonstration/Sales Units • Customer Confidence • After Sales Support Commercializing Through Capital Light Model Subassembly Modules Final Assembly Customer Experience 8

# Positive Contribution Margin at Truck-Level Today, with Specific Cost Reduction and Fuel Efficiency Improvement Initiatives to Expand

## Illustrative unit economics of Hyzon's Class 8 fuel cell electric vehicle; U.S. example based on Hyzon internal estimates

**Cab / Chassis**
- Fixed pass-through cost of cab / chassis – lowest cost contributor to overall cost of Class 8 trucks
- Sourced either directly from OEMs / existing fleet through customer or recent trucks from dealers, minimizing working capital outlay

**3rd Party Assembler Fee**
- **Capital-light model w/ 3rd party Assembly contractor fee, small & decreasing portion of cost structure**

**Fuel Cell**
- Leveraging proprietary technology and in-house production to manufacture industry-leading 200kW fuel cell
- Cost advantages through in-house manufacturing as compared to purchased fuel cells from third parties

**Powertrain & Auxiliary**
- Electrified powertrain modules standardized across platforms and vehicles to drive economies of scale, optimized with suppliers over time

**Illustrative Cost Breakdown of Hyzon's US Class 8 Truck[1]**

100% = Total Price (Actual or Estimated) Excluding Taxes & Delivery



Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell
100%
110kW fuel cell (2023)
200kW fuel cell (low volume estimate)
200kW fuel cell (high volume estimate)

1. Illustrative graph is drawn to scale; unit level contribution margins (direct costs plus warranty reserve) – 110kW fuel cell based on current cost stack and 200kW fuel cell (low and high volume) based on Hyzon Motors internal estimates

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

# Capital-Light Model Leveraging Third-Party Contract Assemblers Drives Both Cost and Partial Working Capital Advantages vs. Full Vehicle Manufacturing

## Overview of Capital Light Third Party Assembly Model Benefits to FCEV Cost Structure and Cash: US Example

### Illustrative Component / Assembler Cost of Hyzon's Class 8 Truck


U.S. Example
Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell

### 3rd Party Contract Assembler Fee

- FCEV truck assembled by third party contract assemblers (US and EU)
- Smallest share of cost stack and incurred only on a unit-by-unit basis (No large capital outlay for truck plant)
- Significant cost reduction per unit particularly at scale-up trajectory volumes

### Illustrative Working Capital Burden of Hyzon's Class 8 FCEV Truck Under US Large Fleet Dealer Model


U.S. Large Fleet Example
Cab / Chassis
Powertrain / Aux / Other
Fuel Cell

### Working Capital Requirement: Cab & Chassis (US Large Fleet)

- In the U.S., customer driven base truck order (through dealer) sent directly from OEM to assembler
- In that model, Hyzon does not carry working capital for the base truck cab & chassis
- Materially lowers working capital cash burden of the overall FCEV truck

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Anticipating Approaching Diesel Parity Without Relying on Truck Subsidies at Volume of 1,000 Trucks Annually 1. Based on fuel cell electric Class 8 truck illustrative sales price of $500k, for analysis purposes reduced to $425k @ 1,000 units (with and without purchase subsidies of $240k), 100k miles per year for 8 years, $5.0 / kg H2 cost, vehicle maintenance of $0.17 / mile and fuel economy of 6.0 (1), 7.0 (500), 8.0 mi/kg (1,000) Assumed acquisition cost of $139k. Diesel fuel economy assumed 5.4 mpg @ $4.80 / Gal with maintenance costs of $0.20 / mile. 11 $1.31 $1.14 $0.98 $1.61 $1.49 $1.33 1 500 1000 FCEV (with subsidy) FCEV (without subsidy) $1.31 Diesel Hyzon Units Produced 1 2 Illustrative Total Cost of Ownership Comparison $/mile Manufacturing 200 kW fuel cells in house offers significant cost advantages through scale impact1 Vehicle production currently transitioning to at- scale production via modularization & standards2 Detailed R&D pathway identified to drive fuel efficiency improvement on Class 8 Cascadia, including 200 kW benefits 3

# Large Fleet Focus with Three-Step Ramp-up, Enabling 1,000 Trucks per Year with just 10 Large Fleet Customers

## Example Large Fleet Customer Order Intention Ramp-Up Schedule w/ Hydrogen Fuel Requirements

| | Pilot | Implementation | Milestone | Ramp-up |
|---|---|---|---|---|
| **Number of Class 8 FCEV trucks** | 5-10 | 15-20 | 30-50 | 75-100 |
| **Cumulative Class 8 FCEV trucks in fleet** | 5-10 | 20-30 | 50-80 | 125-175 |
| **Cumulative hydrogen consumption (tons/day)[1]** | ~0.2 – 0.4 | ~0.8 – 1.2 | ~2.0 – 3.2 | ~5.0 – 7.0 |
| **Hydrogen Fueling Solutions** | Mobile refueler or existing public access | | Public access or behind the fence based on interest and operational needs | |

1. Hyzon's commercial model collaborates with customers through the FCEV ramp-up, starting with trials attached to confirmed pilots and milestone orders[2]
2. Post-trial fleet ramp-up to 100 trucks per year over 3 - 4-year period
3. 10 customers per region leads to 1,000 trucks per year over multiple phases
4. Active trial and customer pipeline with anchor customers under agreements in U.S., Europe and Australia / New Zealand

1. Based on 40kgs of hydrogen consumption per day per FCEV Class 8 truck
2. Collaborative first-year commercial structures vary between direct sales, sales with buyback provisions, sales conditional on successful trials, unpaid trials, paid trials, and others.

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Early Engagement Trial Planning / Contract Negotiations Contracted Fleets 50 25 11 Active and Progressing Pipeline with Initial Anchor Customers Contracted in Each Region Note: Company logos are trademarked images of the respective firms 13 Number of fleets active at each Pipeline Stage 1 Deployed 10 FCEVs under commercial agreements and collected $2.9 million in cash year to date 2 Completed 15 vehicle trials in North America since inception in March 2022 3 Five 110kW FCEV truck order from Performance Food Group ("PFG") to be delivered in late 2023 Global Pipeline Select Contracted Fleets

# FCEV Heavy-Duty Trucks Expected to Out-Compete BEV when Heavy Loads, Long Distances and/or Short Fueling Times are Needed – Majority of Class 8 in US

**Mileage Comparison 10 Mins Of Refueling/Recharging: Real time lost waiting for charging durations vs. hydrogen refueling expectations**

**FCEV Long Haul Class 8 Hydrogen truck** | **FCEV Long Haul Class 8 Hydrogen truck Future**


280
750
30
250

**BEV 350kW DC Fast Charger Today** | **1500kW DC Fast Charger Future**

**Payload Performance: Real potential revenue loss and / or operational cost increases for fleets who maximize weight up to allowed limits**

**Payload benchmark of alternative powertrains**


100%
99.7%
76%
Diesel
FCEV
BEV
Medium Duty ( 33,000 LBS)
100%
99.3%
80.9%
Diesel
FCEV
BEV
Heavy Duty ( 80,000 LBS)

Sources: Assumptions: Diesel: (1) Typical HD vehicles achieve 6.5 mpg (Davis and Boundy 2019; Schoettle, Sivak, and Tunnell 2016). (2) Fueling rates for diesel truck dispensers are commonly 15 gpm or faster; BET: (1) Tesla and Daimler advertise vehicle efficiencies of ~2 kWh/mile (Tesla 2020; Daimler Trucks North America LLC 2020). Therefore, setting case today at 2 kWh/mile and future case at 1 kWh/mile, 50% reduction in energy use. (2) Charge rates for today will be 350kW fast charger and future case 1,500kW fast charger; FCET: (1) Nikola Motor predicting 600-mile range with 80kg of hydrogen, which equates to 7.5 mi/kg, so at 100kg of hydrogen total capacity provides 750- mile total range. In context of FCEBS showing efficiency around 4-6 mi/kg for on-road efficiency and bus drive cycles being tougher than drive cycles for trucks, so 7.5 mi/kg estimate reasonable, and use this for both today and future case. (2) Fill rates for today and the future case will be 3.6 kg/min and 10 kg/min, respectively

Sources: Fuel Cells and Hydrogen 2 Joint Undertaking. (2017, August). Development of Business Cases for Fuel Cells and Hydrogen Applications for Regions and Cities: FCH Heavy'-duty trucks. https://www.fch.eu-ropa.eu/sites/default/files/171121_FCH2JU_Application-Package_ WG 1 _ Heavy duty trucks (ID 2910560) (ID 2911646). pdf

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

# Hydrogen Infrastructure Advantage

## Comparative Peak Loads for Illustrative Sites and Other Major Users [1]

- Charging sites will bring about significant electric loads and these loads will begin to exceed distribution line capacity in the next 5-10 years
- The timelines and investment required for grid infrastructure upgrades, particularly transmission, are much longer than those required for EV supply equipment installation



0.6 MW
~5+ MW
5 MW
9-10 MW
19 MW
~20 MW
Highway Plaza 4 x 150 kW Chargers (<1 BEV Truck) (NEVI Guidance Minimum)
Outdoor Stadium (~5 BEV Trucks)
Highway Plaza Passenger Plaza (~5 BEV Trucks)
Empire State Building (~10 BEV Trucks)
Highway Plaza Large Passenger / Truck Stop (~20 BEV trucks)
Small Town (~21 BEV Trucks)

## Significantly Higher Last Mile Infrastructure Required for BEV

- Creates a substantial grid burden
- Requires **6-12x** fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden



20,000
20,000
251,111
129,143
>12x
>6x
Diesel Pumps[2]
Hydrogen Pumps[3]
180kW[4]
350kW[4]

Source: Electric Highways: Accelerating and Optimizing Fast-Charging Deployment for Carbon-Free Transportation (2022), Hyzon Motors Business Update (2022).

1. Design developed by National Grid, inspired by: CALSTART (2015). Electric Truck and Bus Grid Integration. Opportunities, Challenges and Recommendations.
2. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop.
3. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes.
4. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger. Estimated trucks charged based on energy consumed

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Rigid Platform Nearing First Globalization Event with US-build nearing Ready- To-Ship Australia U.S. • ISO-Certified truck platform • Final production version completed • Full homologation in final stages prior to delivery • First vehicle set to hit Australian roads in New South Wales in Q3 • Initial contract announced with Remondis; commercial deployment in trial to start in Q3 • First truck built in Australia, operational and nearing ready-to-ship to the U.S. w/o refuse body • To enter trial program w/ California customers following refuse body upfit and testing • Pairs well with circular ecosystem and fuels for potential H2 production from landfills in California (e.g. Raven SR Richmond project) 16

# Liquid Hydrogen Truck Testing at MITRP Underway, with Customer Demonstration In Planning





- Truck fully assembled, in track testing at Michigan Technical Resource Park (MITRP)
- Demonstration vehicle packaged with 110kW FCS + ~100kg of LH2 on-board
- Customer demonstration in planning for commercial operations, targeting minimum 600-mile range
- Liquid dispensing partnerships in initial shaping stages ahead of commercialization planning

Note: Company logos are trademarked images of the respective firms

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

# Significant Global Market Opportunity in HD Trucking Alone, with Multiple Layers of Upside Optionality through 2030 and Beyond

## Target Addressable Global Market Across Hydrogen Ecosystems, $ Billions



2030
Immediate focus
2030
Medium/Long-term focus
2050
800
500
Heavy Duty [1]
1,700
600
Hydrogen [2]
2,900
600
Medium Duty [3]
1,700
500
Airport / Port [4] Ecosystems
6,700
1,400
Remote Power [5]
1,300
500
Other Heavy Duty [6] Mobility Applications
15,300
4,100
Target Addressable [7] Market

**Hyzon Focus**

| Heavy Duty | Hydrogen | Medium Duty / Airport / Port Ecosystems | Remote Power | Other Heavy Duty Mobility Applications |
|---|---|---|---|---|
| **Today:** 3 core platforms - Conventional (US), Rigid (US & ANZ) and Cabover (EU & ANZ) | Portfolio of hydrogen investment rights; Raven initial hub investment active | Additional mobility products requiring high-powered and durable fuel cell systems | Partner collaboration to sell FCs into mobile power applications | Collaboration-based fuel cell technology deployment |

1. Statista HD Truck Projections (2019). 2030 and 2050 TAM based on extrapolation of 2019 – 2026 CAGR of 2.57%.
2. Goldman Sachs Global Demand & Supply Model (2022); 2050 TAM based on extrapolation of 2020 – 2040 CAGR of 5.38%.
3. Mordor Intelligence MD and HD Commercial Vehicles Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2018 – 2028 CAGR of 8%.
4. Airport: The Business Research Company Commercial Aircraft Market Research Report (2023). 2030 and 2050 TAM based on extrapolation of 2023 – 2027 CAGR of 7.9%. Port: Skyquest Tech Consulting Marine Vessel Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2028 CAGR of 1.61%.
5. Markets and Markets Hybrid Power Solutions Market Research Report (2015). 2030 and 2050 TAM based on extrapolation of 2016 – 2021 CAGR of 8.13%.
6. Other Heavy Duty Mobility Applications consists of Locomotive, Agricultural Machinery, Construction Machinery, ATV markets.
Locomotive: Statista Locomotive Projections (2021). 2030 and 2050 TAM based on extrapolation of 2020 – 2027 CAGR of 3.0%. Agricultural Machinery: TechNavio Agricultural Machinery Market Research Report (2022). 2030 and
7. 2050 TAM based on extrapolation of 2021 – 2026 CAGR of 5.87%. Construction Machinery: TechNavio Construction Machinery Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 4.3%. ATV: TechNavio All-Terrain Vehicle Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 7.59%.

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hydrogen Production Relationships & Investment Rights Provide Access to Fuel at Diesel Parity 1. Includes unrecyclable plastics MSW1 RNG Ind. gas Biomass Solar/Wind CA, Europe Midwestern U.S. Western U.S. Western U.S. OK Applicability by Feedstock Hyzon Location Focus Note: Raven SR, Transform Materials, TC Energy, ReCarbon and Woodside logos are owned by their respective owners 19

Q2 Financial Performance & Guidance

Q2 2023 GAAP Financial Summary 21

Q2 2023 EBITDA and Adjusted EBITDA 22 The following table reconciles net income (loss) to EBITDA and Adjusted EBITDA (in thousands):

Q2 2023 Cost Analysis: Legal, Consulting and Accounting Fees 23 Quarterly Observations ($ millions) Legal, consulting & accounting fees amounted to $32.0 million in Q2 2023 from $15.7 million in Q1 2023, including $22.0 million accrued for loss contingency relating to the ongoing SEC investigations Legal, consulting & accounting fees amounted to $47.7 million in 1H 2023 and $39.7 million in 2H 2022 Half Yearly Observations ($ millions) 0 40 80 120 2Q22 1Q23 2Q23 SG&A excl legal, consulting & acctg fees R&D Legal, Consulting/Acct 0 40 80 120 1H22 2H22* 1H23 SG&A excl legal, consulting & acctg fees* R&D Legal, Consulting/Acct 1. Excludes $8.4 million Orten acquisition cancellation in 3Q 2022 1 1

2H 2023 Guidance 1. Includes $22.0 million in legal loss contingency related to SEC investigations & other litigations accrued in Q2 2023 2. R&D expense is subject to availability and price volatility of hydrogen 3. Includes $7.0 million payment as part of potential SEC settlement, expected to be paid in the third quarter of 2023 24 SG&A + R&D Expenses Outlook 2H 2023 and FY 2023 • Taking actions to increase efficiencies and improve cost structure • Investing in fuel cell R&D and in-house production 2H 2022 1H 2023 2H 2023 Guidance FY 2022 FY 2023 Guidance in $ thousands Actual Actual Low High Actual Low High SG&A 74,256 79,9551 50,000 54,000 114,073 130,000 134,000 R&D2 21,713 21,937 23,000 27,000 39,132 45,000 49,000 Total 95,969 101,892 73,000 81,000 153,205 175,000 183,000 Cash Burn (108,612) (82,914) (65,000)3 (73,000)3 (189,817) (148,000)3 (156,000)3